Exhibit 99.2

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This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, AMAG’s belief that ciraparantag will bolster its pipeline of durable growth assets; AMAG’s beliefs regarding the clinical efficacy, safety data and population market of ciraparantag and its anticipated regulatory timeline; AMAG’s belief that the acquisition structure mitigates risk and maximizes corporate flexibility; the timing and value of future milestone payments; expectations regarding the impact of the transaction on AMAG’s preliminary view of its 2019 adjusted EBITDA; expectations regarding the U.S. and world-wide market size; AMAG’s beliefs regarding ciraparantag, including its mechanism of action, efficacy and safety data to date; AMAG’s expected plans regarding the development activity of ciraparantag, including the timing, design, scope and objectives of planned Phase 3/4 programs; AMAG’s expectations that it will utilize a coagulometer as part its Phase 3 clinical trial; beliefs about the global and domestic market opportunities and annual U.S. peak revenue opportunity for ciraparantag; the expected timing for the closing of the transaction; and the impact of the transaction on AMAG’s preliminary view of its 2019 adjusted EBITDA are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that the closing conditions to the proposed transaction will not be met and that the parties will be unable to consummate the proposed transaction; the risk that ciraparantag will not be approved on the expected timeline or at all, including as a result of the clinical trial design and enrollment, delays in the development of a coagulometer for use in the clinical trials, or as a result of any safety issues that may arise as part of such trial; the risk that, even if approved, the market for ciraparantag may be smaller than expected or AMAG may not be successful in accessing such market or otherwise realize the expected benefits of the acquisition; and those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarters ending June 30, 2018 and September 30, 2018 and subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® is a registered trademark of AMAG Pharmaceuticals, Inc. 2 Forward-Looking Statements HEMATOLOGY: Ciraparantag

3 Speakers / Agenda HEMATOLOGY: Ciraparantag Strategic rationale Transaction overview Commercial opportunity Bill Heiden President and Chief Executive Officer Julie Krop, MD Chief Medical Officer Overview of anticoagulation therapies Reversal agents Development strategy and timeline

4 AMAG's Growing Innovative Pipeline HEMATOLOGY: Ciraparantag * HSDD: Hypoactive Sexual Desire Disorder PHASE 1 PHASE 2 PHASE 3 Regulatory Review Approved/ Marketed Ciraparantag Anticoagulant reversal agent (applying for orphan drug designation) Treatment of iron deficiency anemia AMAG-423 Digoxin Immune Fab (ovine) Treatment of severe preeclampsia (orphan drug designation) VyleesiTM (bremelanotide) Treatment of low desire or libido with associated distress in premenopausal women Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women HSDD* Indication Treatment to reduce recurrent preterm birth in certain at-risk women (orphan drug designation) HEMATOLOGY WOMENS HEALTHCARE Ciraparantag bolsters AMAG’s pipeline of durable growth assets

Ciraparantag: Innovative and Differentiated Product Candidate Next-generation anticoagulant reversal agent Small molecule with broad spectrum activity Compelling Phase 2 clinical efficacy and safety data Composition of matter patent through 2034 Investment Thesis High unmet need in a subset of growing NOAC (novel oral anticoagulant) patient market ~6 million in U.S.1 ~9 million in other developed countries (EU5, Japan)1 Leverages AMAG’s hematology presence and expertise Precedented path for approval Target Phase 3a data: 1Q-2020 Forecast FDA approval: 2H-2021 Capital efficient acquisition structure de-risks opportunity for highly differentiated and innovative product into AMAG portfolio AMAG Acquisition of Perosphere Pharmaceuticals HEMATOLOGY: Ciraparantag 1 Perosphere sponsored commercial assessment report conducted by a third party in May 2016. Includes NOACs as well as low molecular weight heparin (LMWH). EU5 comprises France, Germany, Italy, Spain, and United Kingdom. 5

Transaction Overview Acquisition Structured to Mitigate Risk and Maximize Corporate Flexibility HEMATOLOGY: Ciraparantag 1 AMAG was issued a $10 million convertible note from Perosphere as part of an exclusivity arrangement. Proceeds to be offset from up-front consideration at closing. 2 Milestone payments based on no boxed warning in U.S. 6 Contingent Milestone Payments ($M) AT CLOSING: $50M plus assumption of $18M in liabilities Upfront Payments1 ($M) No change to AMAG’s preliminary view of 2019 adjusted EBITDA of ($50M) Formal guidance to be issued in January 2019 REGULATORY2 COMMERCIAL U.S. FDA approval for use against each NOAC and LMWH $80M ($20/anticoagulant) Bonus payment for achieving fully inclusive label $20M EMA approval and confirmed reimbursement for all NOACs and LMWH $40M At $100M net annual sales $20M At $250M net annual sales $35M At $500M net annual sales $70M At $1B net annual sales $100M

Anticoagulants (often referred to as blood thinners) reduce the ability of the blood to form clots Approved to prevent stroke and pulmonary emboli in patients with atrial fibrillation or a history of clots in the legs or lungs ~2% of population of U.S., EU5 and Japan are on a NOAC or LMWH therapy1 ~6 million people in the U.S.2 ~9 million people in EU5 and Japan2 Use of anticoagulants can increase risk of bleeding complications Warfarin was the first and only oral anticoagulant for over 60 years Bleeding on long-term warfarin therapy occurs in approximately 10%-17% of patients per year for all events3 Most common drug bringing patients to the emergency room because of an adverse event due to the drug (e.g. bleeding)4 Lovenox® (enoxaparin injection), a low molecular weight heparin, was introduced in 1998 NOACs were developed and introduced starting in 2010 Xarelto® (rivaroxaban) - Savaysa® (edoxaban) Eliquis® (apixaban) - Pradaxa® (dibigatran) NOACs are easier to manage, but are still associated with major bleeding in approximately 1.5%-2.0% of patients on drug per year5 Anticoagulant Therapy HEMATOLOGY: Ciraparantag 1 2017 population data, www.data.un.org, accessed 12/11/18; Perosphere sponsored commercial assessment report conducted by a third party in May 2016. 2 Perosphere sponsored commercial assessment report conducted by a third party in May 2016. 3 Rubboli A et al. World J Cardiol 2011 November 26; 3(11): 351-358. 4 JAMA. 2016;316(20):2115-2125. doi:10.1001/jama.2016.16201. 5 Tepper, Ping G et al. (2018) Real-world comparison of bleeding risks among non-valvular atrial fibrillation patients prescribed apixaban, dabigatran, or rivaroxaban” PLOS ONE 13(11): e0205989. https://doi.org/10.1371/journal.pone.0205989. 7

NOACs are safer and may be more effective than warfarin (over 50% of TRx’s today are for a NOAC) NOACs are Quickly Replacing Warfarin HEMATOLOGY: Ciraparantag 1 AMAG estimated based on IQVIA data. 8 - approved October 2015 - approved October 2010 - approved July 2011 - approved December 2012 - approved in 1954

Anticoagulants are associated with a high risk of major and life threatening bleeds in the ER setting Severe bleeds (GI, trauma, intracranial) Need for emergent procedure/surgery NOACs were developed without a reversal agent, which has been a barrier to broader use Anticipate broader future use of NOACs October 2018 approval of expanded label for Xarelto® (rivaroxaban) to reduce the risk of major cardiovascular events in patients with chronic coronary artery disease or peripheral artery disease Reversal agents approved by FDA: Praxbind® for Pradaxa® (dabigatran) - initially approved October 2015; full approval April 2018 AndexXa® for Xarelto® (rivaroxaban) and Eliquis® (apixaban) – approved May 2018 Both FDA approved reversal agents have limitations Gaps Exist in Current Anticoagulation Reversal Therapies HEMATOLOGY: Ciraparantag 9

Well suited for use in emergency room setting Reversal Agent Storage & Preparation Dosing Duration of Action Prothrombotic Signal Praxbind® Biologic that binds Pradaxa® (dabigatran) Requires storage and preparation Needs to be stored at 2o-8o C (36o-46o F) One treatment given as 2 sequential IV doses Sustained effect over 24 hours No prothrombotic signal AndexXa® Biologic that binds Xarelto® (rivaroxaban) and Eliquis® (apixaban) Requires storage and lengthy preparation Needs to be stored at 2o-8o C (36o-46o F) One treatment given as a 30 minute bolus followed by infusion over 2 hours Requires different doses based on timing of last NOAC dose Anticoagulation starts to return to normal immediately after cessation of dosing Prothrombotic signal led to boxed warning Ciraparantag Small molecule that binds: Xa inhibitors: Xarelto® (rivaroxaban), Eliquis® (apixaban), Savaysa® (edoxaban) LMWH (Lovenox®) (enoxaparin) Room temperature storage and ready-to-use (no preparation) Given as a single IV injection dose Fixed dose for all Xa inhibitors Sustained effect over 24 hours No prothrombotic signal to date Ciraparantag: Differentiated Anticoagulation Reversal Therapy HEMATOLOGY: Ciraparantag 10

Xa F Ciraparantag binds to and neutralizes NOACs Effect of Factor Xa Inhibitors on the Blood Clotting Cascade HEMATOLOGY: Ciraparantag 11 Fibrin Clot Blood clotting proceeds by sequentially activating a number of clotting proteins ending in a fibrin clot Fibrin strands in a blood clot Warfarin Factors Factor Xa Inhibitors Xarelto® (rivaroxaban) Eliquis® (apixaban) Savaysa® (edoxaban) F XII F XI F IX F VIII F VII F V F II F I F Ciraparantag

Placebo-controlled study in age matched cohorts of healthy subjects (50-75 years of age) 16 subjects per dosing cohort; 12 active:4 placebo Subjects received a NOAC (rivaroxaban, apixaban, edoxaban) or LMWH (enoxaparin) until they reached steady state drug levels (3-4 days) Ciraparantag 50, 100, 200, 300 mg or placebo administered by IV injection after individual NOAC/LMWH at maximal activity Pharmacodynamic assessments of whole blood clotting time (WBCT) performed every 15 minutes for the first hour post study drug dose, and then periodic sampling thereafter out to 24 hours post administration of study drug Primary outcome: proportion of subjects who return to within 10% of their baseline WBCT Phase 2b Clinical Trial Design HEMATOLOGY: Ciraparantag 12

Ciraparantag demonstrated a statistically significant reduction (p<0.001) in WBCT one hour after dosing for each NOAC and LMWH compared to placebo Phase 2 Data1 Demonstrated Safety and Efficacy, Supporting Phase 3 Development HEMATOLOGY: Ciraparantag 1 Data on file. 13 Eliquis® (apixaban ) - Placebo vs. 200mg Xarelto® (rivaroxaban) - Placebo vs. 200mg Savaysa® (edoxaban) - Placebo vs. 100mg Lovenox® (enoxaparin) - Placebo vs. 200mg Placebo 200mg ciraparantag Placebo 200mg ciraparantag Placebo 100mg ciraparantag Placebo 200mg ciraparantag -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Change from baseline WBCT Hours post ciraparantag Apixaban Placebo Apixaban 200mg PER977 -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Change from baseline WBCT Hours post ciraparantag Rivaroxaban Placebo Rivaroxaban 200mg PER977 -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Change from baseline WBCT Hours post ciraparantag Ph2 Edoxaban Placebo Ph2 Edoxaban 100mg PER977 -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Change from baseline WBCT Hours post ciraparantag LMWH Placebo LMWH 200mg PER97

Favorable Safety Profile To Date1 HEMATOLOGY: Ciraparantag 1 Data on file. Favorable safety profile in over 250 treated healthy volunteers Most common adverse events were mild sensations of coolness, warmth or tingling, skin flushing, and alterations in taste No serious adverse events No procoagulant signal observed: no significant difference between placebo and ciraparantag treatment groups based markers of hypercoagulability: D-dimer, f1.2 (prothrombin fragment 1.2) 14

Phase 3a clinical trials Study Objective: Establish lowest effective dose after reaching peak steady state blood concentrations of: Xarelto® (rivaroxaban)  Eliquis® (apixaban) Savaysa® (edoxaban)  Lovenox® (enoxaparin) Study Design: Placebo-controlled dose finding study 60-90 healthy subjects per cohort Endpoints: Change from baseline in WBCT Safety Ciraparantag Phase 3 Clinical Development Program1,2 HEMATOLOGY: Ciraparantag 1 Provided certain clinical milestones are met, the Phase 3 program will be partially funded by an existing development agreement with a global pharmaceutical company. 2 AMAG plans to utilize a coagulometer, currently being developed by Perosphere Technologies Inc., as part of the Phase 3 ciraparantag clinical program. 15 Phase 3b/4a clinical trial Study Objective: To evaluate the safety and effectiveness of ciraparantag in the target patient population Study Design: Open label study in ~250 patients currently taking a NOAC or LMWH who develop severe bleeding or require an urgent procedure/surgery that necessitates reversal of their anticoagulation Based on precedent, anticipate 50-100 patients to be completed by the time of NDA submission; remainder submitted post approval Endpoints: Proportion of patients who return to within 10% of their baseline WBCT and have evidence of hemostasis based on adjudicated clinical evaluation Safety End of Phase 2 meeting with FDA expected in mid-2019 - endpoints for Phase 3b/4 clinical trials to be agreed upon

Ciraparantag Path to Approval HEMATOLOGY: Ciraparantag 1 NDA submission expected to be based on first 50-100 patients in Phase 3b/4 clinical trial, based on precedent. 16 1H-2019 2H-2019 2H-2020 1H-2020 1H-2021 NDA submission1 Potential FDA approval 2H-2021 Close transaction Apply for orphan and breakthrough designation End of Phase 2 meeting with FDA Initiate Phase 3a trials Complete Phase 3a trials; announce topline data Initiate Phase 3b/4 trial

Adding another novel orphan drug candidate to pipeline AMAG Acquires Perosphere HEMATOLOGY: Ciraparantag 1 Perosphere sponsored commercial assessment report conducted by a third party in May 2016. 2 Annual U.S. peak revenue opportunity is not guidance, but instead represents what the company believes to be AMAG’s peak revenue opportunity based on internal estimates, including market research conducted. 17 Addresses a serious unmet medical need with significant global commercial potential Ciraparantag: The next-generation broad spectrum anticoagulant reversal agent Patients in EU5 and Japan ~9 million1 ~130,0001 Patients on NOAC/LMWH therapy Estimated NOAC/LMWH patients per year requiring a reversal agent >$500M2 Target hospitals ~6 million1 ~100,0001 Annual U.S. peak revenue opportunity 3,000 Patients in U.S.

Adding another novel orphan drug candidate to pipeline Ciraparantag: The next-generation broad spectrum anticoagulant reversal agent Addresses a serious unmet medical need with significant global commercial potential Aligns with strategy to expand pipeline with innovative development stage compounds Broadens AMAG’s hematology portfolio and adds another orphan drug candidate Strong scientific and clinical rationale for ciraparantag Compelling Phase 2 clinical data supporting efficacy and safety Precedented Phase 3 design and path to approval Capital efficient deal-structure Preliminary 2019 adjusted EBITDA view remains unchanged AMAG Acquires Perosphere HEMATOLOGY: Ciraparantag 18

Q&A

AMAG Acquires Perosphere Pharmaceuticals Inc. December 13, 2018